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Exhibit 10.2

                                 AMENDMENT TO
                        PAPA JOHN'S INTERNATIONAL, INC.
               1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
               -------------------------------------------------


     A. Papa John's International, Inc., a Delaware corporation ("Company"), has adopted, and the stockholders of the Company have approved, the Papa John's International, Inc. 1993 Stock Option Plan for Non-Employee Directors (the "Plan").

     B. The Company desires to increase the number of shares of Common Stock reserved for issuance under the Plan.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Amendment of Plan. Section 3 of the Plan is hereby deleted and the following substituted in its place:

          "3.   Shares Subject to the Plan. The stock to be offered under the
          Plan shall be shares of Common Stock, which shares may be unissued shares or treasury shares. Subject to the adjustments provided for in
          Section 7, the aggregate number of shares of Common Stock to be delivered upon exercise of all Options granted under the Plan shall not exceed 370,000 shares of Common Stock. Shares of Common Stock subject to, but not delivered under, an Option terminating or expiring for any reason prior to its exercise in full shall be available for Options to be granted thereafter during the term of the Plan."

     2. Continuation of Balance of Plan. Except as amended hereby, the Plan is unchanged and remains in full force and effect.

     3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws rules.

     IN WITNESS WHEREOF, this Amendment was adopted by the Company as of the 20th day of May, 1999.

                                          PAPA JOHN'S INTERNATIONAL, INC.


                                          By: /s/ Charles W. Schnatter
                                             -----------------------------------
                                              Charles W. Schnatter, Secretary